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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  March 6, 1998



                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)

         Delaware               333-39649        13-3447441
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
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Item 5.  Other Events.
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Filing of Derived Materials./*/
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     In connection  with the offering of  the WMC Mortgage Loan  Asset Backed
Certificates, Series 1998-1 (the "Certificates") Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived
Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing certain computational materails by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

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/*/   Capitalized terms used and not otherwise defined herein shall have  the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its WMC Mortgage Loan Trust 1998-1.


Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1      Derived Materials

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin P. Harding
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                                  Name: Martin P. Harding
                                  Title : Managing Director


Dated:  March 6, 1998


                                Exhibit Index
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Exhibit                                                Page
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99.1 Derived Materials (P)


                                                                 Exhibit 99.1


     In  accordance  with  Rule  202  of  Regulation S-T,  the  Computational
Materails are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.